UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2016 (January 25, 2016)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    2016 Performance Share Program
On January 25, 2016, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adobe Systems Incorporated (“Adobe” or the “Company”) approved the 2016 Performance Share Program, including the Award Calculation Methodology (the “Program”), under the terms of the Company’s 2003 Equity Incentive Plan. The Committee established the Program to help focus key employees on building stockholder value, provide significant award potential for achieving outstanding Company performance, and enhance the ability of the Company to attract and retain highly talented individuals. Members of the Company’s executive management team and other key members of senior management were selected by the Committee to participate in the Program for fiscal year 2016. The Committee granted awards to the executive officers under the Program on January 25, 2016 in the form of a target award and a maximum award of performance shares (“Performance Shares”), approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

Under the Program, shares may be earned based on the achievement of objective relative total stockholder return (“TSR”) measured over a three-year performance period (Adobe’s 2016 - 2018 fiscal years). The Committee will certify actual performance achievement following the Company’s 2018 fiscal year end and the corresponding number of Performance Shares earned for the three-year performance period, subject to specified change of control exceptions. In addition, as a condition to earning any Performance Shares, a participant must continue to provide service to Adobe (or an affiliate) through the later of the certification date and January 24, 2019. Accordingly, the Performance Shares will align our executives’ interests with those of our stockholders over the long term, while also providing key retention incentives.

Each participant can earn between 0% and 200% (the payout cap under the Program) of his or her target number of Performance Shares. The amount of Performance Shares actually earned is based on a relative three-year TSR measure, which objectively compares the TSR of Adobe’s common stock against the TSR of the companies included in the NASDAQ 100 Index as of November 28, 2015 (the first day of Adobe’s 2016 fiscal year) during the course of the three-year period. Generally, TSR will be compared using the 90-calendar day average ending at the beginning of Adobe’s 2016 fiscal year and ending at the end of Adobe’s 2018 fiscal year. The number of Performance Shares awarded will increase or decrease 2.5% for every percentile that Adobe’s TSR percentile rank is above or below, respectively, the NASDAQ 100 companies’ 50th percentile, and no shares will be awarded if the Company’s performance ranks below the 25th percentile for the three-year performance period. Additionally, regardless of Adobe’s relative position with respect to the NASDAQ 100 companies, the award will be capped at 100% of target in the case of Adobe having a negative absolute TSR over the measurement period.

The target awards and maximum awards for the Performance Shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 25, 2016 are as set forth below. The target award for Mr. Rencher reflects his promotion from Senior Vice President to Executive Vice President, effective as of January 25, 2016.

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	97,965	195,930
Mark Garrett	Executive Vice President and Chief Financial Officer	27,215	54,430
Matthew Thompson	Executive Vice President, Worldwide Field Operations	28,575	57,150
Bradley Rencher	Executive Vice President and General Manager, Digital Marketing	25,855	51,710

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K. David Wadhwani is no longer with the Company and, as such, is not a participant in the Company's 2016 Performance Share Program.

A participant may receive less than his or her target award, and in no event may actual shares earned exceed the maximum award. Any shares issued under the Program are subject to recoupment in accordance with the Company’s clawback policies.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan, which is incorporated herein by reference as Exhibit 10.1. Copies of the 2016 Performance Share Program and the form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

2016 Executive Cash Performance Bonus Plan

On January 25, 2016, the Committee approved, subject to stockholder approval, a new 2016 Executive Cash Performance Bonus Plan (the “Master Bonus Plan”) and the Board of Directors directed that the Master Bonus Plan be submitted to the Company’s stockholders at the 2016 Annual Meeting of Stockholders in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Stockholder approval of the Master Bonus Plan will allow bonuses paid under it to “covered employees” (as defined under Section 162(m) of the Code) to qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Code. The Master Bonus Plan has substantially the same terms as the Company's 2011 Executive Cash Performance Bonus Plan.

The purpose of the Master Bonus Plan is to motivate eligible employees to achieve goals relating to the performance of the Company or one of its business units or other objectively determinable goals, and to reward them when those objectives are satisfied, thereby increasing stockholder value and the success of Adobe.

Participants in the Master Bonus Plan are members of senior management of Adobe who are chosen solely at the discretion of the Committee.

Under the Master Bonus Plan, participants will be eligible to receive cash awards based upon the attainment and certification of certain performance goals established by the Committee for the applicable performance period. The performance goals will be determined in accordance with United States generally accepted accounting principles (“GAAP”), unless the Committee determines that a non-GAAP measure can and will be used in a manner that complies with Section 162(m) of the Code.

The performance goals may be based on (i) absolute target values, (ii) growth, maintenance or limiting losses, or (iii) values relative to peers or indices, in each case in one or more such categories compared to a prior period, and may differ for each participant. Performance goals may apply to the Company or to one of its business units.

The Master Bonus Plan will first apply to fiscal year 2016; however, no payments will be made under the Master Bonus Plan to participants who are “covered employees” (as defined under Section 162(m) of the Code) in respect of performance in fiscal year 2016 if the Master Bonus Plan is not approved by stockholders at the 2016 Annual Meeting of Stockholders. The Master Bonus Plan will continue until the earlier of (i) the date as of which the Committee terminates the plan and (ii) the last day of the plan fiscal year ending in 2020 unless it is again approved by the Company’s stockholders prior to such day.

The description of the Master Bonus Plan contained herein is a summary of the material terms of the Master Bonus Plan, does not purport to be complete and is qualified in its entirety by reference to the Master Bonus Plan, which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

2016 Executive Annual Incentive Plan

On January 25, 2016, the Committee approved the terms of the 2016 Executive Annual Incentive Plan (the “Incentive Plan”), adopted pursuant to the Master Bonus Plan. The Incentive Plan applies to certain executive officers of the Company and is designed to drive revenue growth, encourage accountability, drive execution of short-term priorities tied to long-term strategy and annual operating plan objectives, and recognize and reward the Company’s executives upon the achievement of certain objectives.

Executive officers designated by the Company’s Board of Directors as an officer for purposes of Section 16 of the Securities and Exchange Act of 1934, as amended, who are Senior Vice President level or above and who are employed by the Company during its 2016 fiscal year are eligible to participate in the Incentive Plan. Pursuant to the Incentive Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of his or her base salary.

The Incentive Plan requires that the Company achieve at least 85% of the GAAP revenue target set forth in the annual operating plan for fiscal year 2016 as approved by the Board at the beginning of the fiscal year (the “FY16 Operating Plan”) as a minimum performance threshold before participants may earn any incentive bonus under the Incentive Plan. If the initial threshold is not achieved, no payments may be made under the Incentive Plan. If this initial threshold is achieved, each participant is eligible to earn a maximum bonus equal to 200% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below. The target bonus is calculated by multiplying a participant’s base salary in effect at the end of the performance period by a Committee-approved target bonus percentage.

For fiscal year 2016, the target bonus and maximum bonus, expressed as a percentage of base salary for the Company’s principal executive officer, principal financial officer and other named executive officers*, would be as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	150%	300%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	200%
Matthew Thompson	Executive Vice President, Worldwide Field Operations	100%	200%
Bradley Rencher	Executive Vice President and General Manager, Digital Marketing	100%	200%
*David Wadhwani is no longer with the Company and, as such, is not a participant in the Company's 2016 Executive Annual Incentive Plan.

The maximum bonus for each participant is subject to reduction based on the Company’s or the participant’s performance. Fifty percent of a participant’s target award opportunity is tied to the Corporate Performance Result and fifty percent of a participant’s target award opportunity is tied to his or her Individual Performance Result, each as described below.

The actual bonus is comprised of:

Corporate Performance Result (50%)	+	Individual Performance Result (50%)

The “Corporate Performance Result” (expressed as a percentage) is the product of: (1) Financial Performance and (2) Strategic Objectives.

The Company’s financial performance for the Performance Period (“Financial Performance”) is determined by a metric comprised of both (1) net new annualized recurring revenue in Digital Media and (2) bookings for the Adobe Marketing Cloud, in both cases as set forth in the FY16 Operating Plan.

As described in our Annual Report on Form 10-K for the fiscal year ended November 27, 2015, we define annualized recurring revenue, or ARR, in our Digital Media business as the sum of Creative ARR and Document Cloud ARR. We define Creative ARR as the sum of: (1) the annual value of Creative Cloud subscriptions and services; plus (2) the annual contract value of Digital Publishing Suite; plus (3) the annual contract value of Creative Enterprise Term License Agreements. We define Document Cloud ARR as the sum of (1) the annual value of Document Cloud subscriptions and services; plus (2) the annual contract value of Document Cloud Enterprise Term License Agreements.

The bookings target for Adobe Marketing Cloud is also based on the target set forth in the FY16 Operating Plan. Our bookings measure is a proprietary formula that we use to monitor the value of our business in the Adobe Marketing Cloud.

Financial Performance measures net new ARR in our Digital Media business and Bookings for Adobe Marketing Cloud on a combined basis, with the actual percentage of Financial Performance achievement determining the Financial Performance payout percentage (with a maximum achievement of 200%), as shown on Exhibit A of the Incentive Plan. The Financial Performance is also subject to adjustment by the Committee by up to 20 percentage points up or down based on the Committee’s assessment of the Company’s qualitative performance during the fiscal year (with a maximum achievement of 200%).The Financial Performance payout percentage, after any adjustment as described in the preceding sentence, will cap the Corporate Performance Result. The Corporate Performance Result may be adjusted downward based on the outcome of Company strategic objectives (“Strategic Objectives”) established by the Committee in consultation with the Board at the outset of the fiscal year. The percentage achievement of the Strategic Objectives (assessed on a scale of 0% to 100%) is multiplied by the Financial Performance to determine the Corporate Performance Result.

The remaining 50% of each participant’s bonus opportunity under the Incentive Plan is based on individual performance including, without limitation, achievement of individual performance goals selected by the Committee at the outset of the performance period, which goals are specifically tailored to each participant and aligned with the achievement of strategic objectives contained in the FY16 Operating Plan (the “Individual Performance Result”). A participant’s Individual Performance Result may range from 0% to 200%.

Once each component described above is certified by the Committee, the actual bonus award earned by each participant under the Incentive Plan is determined using the following formula:

Actual Award ($)	=	[(Corporate Performance Result % * 50%)	+	(Individual Performance Result % * 50%)]	x	Target Award ($)

Any amounts paid under the Incentive Plan are subject to recoupment from participants in accordance with the Company’s clawback policies.

The description of the Incentive Plan contained herein is a summary of the material terms of the Incentive Plan, does not purport to be complete, and is qualified in its entirety by reference to the Incentive Plan, which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/10/15	10.1
10.2	2016 Performance Share Program				X
10.3	Form of 2016 Performance Share Award Grant Notice and Award Agreement pursuant to 2016 Performance Share Program				X
10.4	2016 Executive Cash Performance Bonus Plan				X
10.5	2016 Executive Annual Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 28, 2016	By:	/s/ Michael Dillon
Michael Dillon
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated	8-K	4/10/15	10.1
10.2	2016 Performance Share Program				X
10.3	Form of 2016 Performance Share Award Grant Notice and Award Agreement pursuant to 2016 Performance Share Program				X
10.4	2016 Executive Cash Performance Bonus Plan				X
10.5	2016 Executive Annual Incentive Plan				X